ADAMS NATURAL RESOURCES FUND

FIRST QUARTER REPORT

MARCH 31, 2017

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

An improving economic outlook, rising confidence among businesses and consumers, and expectations for business-friendly policies in the U.S. helped send equity markets higher in the first three months of the year. Stocks continued to advance after the Federal Reserve raised short-term interest rates in response to economic data that indicated improvements in the labor market and signs of rising inflation. The rally stalled later in the quarter when Congress failed to pass health care reform legislation. Investors questioned the impact this could have on President Trump’s ability to fulfill his policy agenda. Though the market pulled back from its earlier highs, the S&P 500 posted its largest quarterly gain since the end of 2015, reporting a 6.1% increase.

Energy was the worst performing sector in the S&P 500 in the quarter. After advancing 27.4% last year, the sector declined 6.7%, reflecting declines in oil and gas prices. The Fund was down only 3.4%, benefiting from the Fund’s diversification. Holdings in the Basic Materials sector provided an offset to Energy sector declines.

The trigger for the sell-off in energy stocks was the decline in commodity prices. Crude oil (WTI) fell 5.8%, closing the quarter at $51 per barrel. Despite OPEC adhering to announced production cuts, increased U.S. crude oil production and rising inventories pressured prices. As the quarter drew to a close, crude prices moved higher due to supply disruptions in Libya and speculation that the OPEC cuts will be extended through the end of 2017.

Natural gas prices also came under pressure and were down 14.3% for the first three months of the year. A combination of a warmer-than-expected winter and rising production led to large inventories. Weakness in the natural gas markets provided the opportunity for us to add to our position in Range Resources. We believe that having low cost assets in both Pennsylvania and the Gulf Coast positions Range to be a long-term winner in the natural gas market.

Within Energy, the pipeline industry, which is less sensitive to energy prices than other industries, provided the only positive return. Targa Resources, which has a significant presence in the Permian Basin, was the best performer in this group, advancing 8.5%. During the quarter, we added to our position in Targa, and also increased our exposure to Williams Companies, an East Coast-focused pipeline company. With the sale of its non-core businesses, Williams can now focus on growing its strong natural gas infrastructure system. Also during the quarter, Enbridge and Spectra Energy closed their merger transaction creating an energy infrastructure leader that brings together their attractive liquids and natural gas franchises across North America. We held a position in Spectra, which we maintained post the merger, as we see an opportunity for above-average revenue growth and meaningful synergies in the combined organization.

The worst performing industry in the Energy sector was equipment drillers, declining 12.9% during the quarter. We had no exposure to these stocks. Offshore drillers are suffering from declining demand in a well-supplied market. Land drillers, though experiencing rising activity, are contracting at lower prices than in previous years.

In contrast to the declines in Energy, the Basic Materials sector advanced 5.9% in the quarter driven by chemical stocks. Two of the best performers in the Fund were Dow Chemical and DuPont. Both companies beat earnings expectations and provided solid outlooks. Additionally, the merger between Dow and DuPont, announced in December 2016, passed another hurdle and was given clearance by the European Union in March.

LETTER TO SHAREHOLDERS (CONTINUED)

This increases the likelihood that the transaction will close later this year. The synergies in the combination are significant. In the industrial metals industry, we increased our position in Steel Dynamics. As the lowest cost domestic producer of steel, the company has been able to run its utilization in the mid-80’s compared to the industry average in the low-70’s. We believe Steel Dynamics is positioned to benefit from increased infrastructure spending and is the best way to participate in the improving steel market.

Despite Energy’s recent decline, we continue to believe long-term supply and demand trends remain favorable. We see opportunities in companies with strong balance sheets, high-quality assets, and low production costs.

For the three months ended March 31, 2017, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was -3.4%. This compares to total returns of -6.6% for Dow Jones U.S. Oil & Gas Index, 7.6% for Dow Jones U.S. Basic Materials Index, and -1.3% for Lipper Global Natural Resources Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was -3.2%.

For the twelve months ended March 31, 2017, the Fund’s total return on NAV was 14.7%. Comparable returns for Dow Jones U.S. Oil & Gas Index, Dow Jones U.S. Basic Materials Index, and Lipper Global Natural Resources Funds Average were 13.9%, 24.1%, and 17.0%. The Fund’s total return on market price was 14.1%.

During the quarter, the Fund paid distributions to shareholders in the amount of $2.9 million, or $.10 per share, consisting of $.04 net investment income and $.04 long-term capital gain, realized in 2016, and $.02 net investment income realized in 2017, all taxable in 2017. On April 21, 2017, an additional net investment income distribution of $.10 per share was declared for payment on June 1, 2017. These constitute the first two payments toward our annual 6% minimum distribution rate commitment.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer

April 21, 2017

Disclaimers

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.

This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

SUMMARY FINANCIAL INFORMATION

(unaudited)

	2017	2016
At March 31:
Net asset value per share	$23.09	$21.27
Market price per share	$19.42	$17.99
Shares outstanding	28,551,804	28,092,821
Total net assets	$659,362,650	$597,530,566
Unrealized appreciation on investments	$171,786,960	$104,055,395

For the three months ended March 31:
Net investment income	$2,765,230	$2,741,583
Net realized (loss) gain	$(9,918,526)	$5,542,138
Total return (based on market price)	-3.2%	2.0%
Total return (based on net asset value)	-3.4%	3.2%

Key ratios:
Expenses to average net assets*	0.81%	1.02%
Net investment income to average net assets*	1.67%	1.92%
Portfolio turnover*	18.1%	15.6%
Net cash & short-term investments to net assets	0.9%	1.0%

*	Annualized

TEN LARGEST EQUITY PORTFOLIO HOLDINGS

March 31, 2017

(unaudited)

	Market Value	Percent of Net Assets
Exxon Mobil Corp.	$119,286,005	18.1%
Chevron Corp.	58,913,919	8.9
Schlumberger Ltd.	41,033,740	6.2
Dow Chemical Co.	28,304,274	4.3
ConocoPhillips	27,303,825	4.1
Occidental Petroleum Corp.	24,000,768	3.6
Halliburton Co.	23,265,012	3.5
LyondellBasell Industries N.V. (Class A)	20,846,034	3.2
Anadarko Petroleum Corp.	19,964,000	3.0
EOG Resources, Inc.	19,071,025	2.9

	$381,988,602	57.8%

SCHEDULE OF INVESTMENTS

March 31, 2017 (unaudited)

	Shares	Value (A)
Common Stocks — 99.1%
Energy — 78.7%
Exploration & Production — 25.6%
Anadarko Petroleum Corp.	322,000	$19,964,000
Callon Petroleum Co. (B)	273,500	3,599,260
Cimarex Energy Co.	81,400	9,726,486
Concho Resources Inc. (B)	89,100	11,435,094
ConocoPhillips	547,500	27,303,825
EOG Resources, Inc.	195,500	19,071,025
EQT Corp.	113,100	6,910,410
Noble Energy, Inc.	392,600	13,481,884
Occidental Petroleum Corp.	378,800	24,000,768
Pioneer Natural Resources Co.	82,700	15,401,221
Range Resources Corp.	322,100	9,373,110
RSP Permian, Inc. (B)	145,000	6,007,350
Whiting Petroleum Corp. (B)	251,500	2,379,190

		168,653,623

Integrated Oil & Gas — 27.0%
Chevron Corp. (D)	548,700	58,913,919
Exxon Mobil Corp. (D)	1,454,530	119,286,005

		178,199,924

Oil Equipment & Services — 14.1%
Baker Hughes, Inc.	90,100	5,389,782
Forum Energy Technologies, Inc. (B)	167,700	3,471,390
Halliburton Co.	472,770	23,265,012
National Oilwell Varco, Inc.	141,900	5,688,771
Oil States International Inc. (B)	180,100	5,970,315
Schlumberger Ltd. (D)	525,400	41,033,740
Weatherford International plc (B)	1,190,100	7,914,165

		92,733,175

Pipelines — 5.4%
Enbridge Inc.	136,673	5,718,398
Kinder Morgan Inc.	362,300	7,876,402
Targa Resources Corp.	149,800	8,973,020
Williams Companies, Inc.	440,600	13,037,354

		35,605,174

Refiners — 6.6%
Holly Frontier Corp.	177,250	5,023,265
Marathon Petroleum Corp.	289,400	14,626,276
Phillips 66	92,575	7,333,792
Valero Energy Corp.	252,800	16,758,112

		43,741,445

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2017 (unaudited)

	Shares	Value (A)
Basic Materials — 20.4%
Chemicals — 17.1%
Air Products and Chemicals, Inc.	26,300	$3,558,127
Dow Chemical Co.	445,456	28,304,274
E.I. du Pont de Nemours & Co.	147,800	11,872,774
Eastman Chemical Co.	115,300	9,316,240
H.B. Fuller Co.	164,900	8,502,244
LyondellBasell Industries N.V. (Class A)	228,600	20,846,034
Monsanto Co.	150,400	17,025,280
PPG Industries, Inc.	125,800	13,219,064

		112,644,037

General Industrials — 0.8%
Packaging Corp. of America	52,800	4,837,536

Gold & Precious Metals — 0.6%
SPDR Gold Shares (B)	35,200	4,178,944

Industrial Metals — 1.9%
Freeport-McMoRan Inc. (B)	398,700	5,326,632
Reliance Steel & Aluminum Co.	34,100	2,728,682
Steel Dynamics, Inc.	133,900	4,654,364

		12,709,678

Total Common Stocks (Cost $480,482,610)		653,303,536

Short-Term Investments — 1.9%
Money Market Funds — 1.9%
Fidelity Institutional Money Market – Money Market Portfolio (Institutional Class), 0.99% (C)	9,000,000	9,000,000
Northern Institutional Treasury Portfolio, 0.64% (C)	3,558,023	3,558,023

Total Short-Term Investments (Cost $12,558,023)		12,558,023

Total Investments — 101.0% of Net Assets (Cost $493,040,632)		$665,861,559

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2017 (unaudited)

Total Return Swap Agreements — (0.2)%	Type of Contract	Counterparty	Termination Date	Notional Amount	Unrealized Appreciation (Assets)	Unrealized Depreciation (Liabilities)
Receive positive total return (pay negative total return) on 131,700 shares of Apache Corp. common stock and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Morgan Stanley	2/24/2018	$8,271,945	$—	$(1,524,164)
Receive negative total return (pay positive total return) on 110,400 shares of Energy Select Sector SPDR Fund and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.81%.	Short	Morgan Stanley	2/24/2018	8,254,299	490,198	—

Gross unrealized gain (loss) on open total return swap agreements					$490,198	$(1,524,164)

Net unrealized loss on open total return swap agreements						$(1,033,966)

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	Presently non-dividend paying.
(C)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(D)	A portion of the position is pledged as collateral for open swap agreements. The aggregate market value of pledged securities is $2,887,650, which provides $1,443,825 in collateral value after required valuation allowance is applied.

ADAMS NATURAL RESOURCES FUND, INC.

Board of Directors

Enrique R. Arzac [2,4]	Frederic A. Escherich [1,2,3]	Craig R. Smith [2,3]
Phyllis O. Bonanno [3,4]	Roger W. Gale [1,2,4]	Mark E. Stoeckle [1]
Kenneth J. Dale [1,3,4]	Kathleen T. McGahran [1,5]

1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Nominating and Governance Committee
5.	Chair of the Board

Officers

Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Nancy J. F. Prue, CFA	Executive Vice President, Director of Shareholder Communications
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer & Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel, Secretary & Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer

500 East Pratt Street, Suite 1300, Baltimore, MD 21202

410.752.5900          800.638.2479

Website: www.adamsfunds.com

E-mail: contact@adamsfunds.com

Tickers: PEO (NYSE), XPEOX (NASDAQ)

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: The Northern Trust Company

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

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Website: www.astfinancial.com

Email: info@astfinancial.com